Exhibit 99.1

CHEMUNG FINANCIAL CORPORATION 2017 Investor Presentation

Anders Tomson, President and CEO Karl Krebs, CFO Presenters November 16, 2017 Naples, FL 2

Anders M. Tomson President & Chief Executive Officer Karl F. Krebs EVP, Chief Financial Officer & Treasurer Louis C. DiFabio EVP, Business Client Services Karen R. Makowski EVP, Chief Risk Officer Kimberly A. Hazelton EVP, Retail Client Services Thomas W. Wirth, CFA EVP, Wealth Management Group Executive Management Team 3

Our namesake…the Chemung Canal 4

The past decade…a period of significant growth 5

This presentation contains certain statements that may be considered forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21 E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 , which are subject to numerous risks and uncertainties . Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters . These forward - looking statements are predicated on the beliefs and assumptions of Chemung Financial Corporations ' management based on information known to management as of the date of this presentation and do not purport to speak as of any other date . Forward looking statements should not be relied upon, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the company . Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Corporation’s actual results, performance or achievements could differ materially from those discussed . Factors that could cause or contribute to such differences include but are not limited to : changes in general economic, political or industry conditions ; changes in monetary and fiscal policies, including changes in interest rates ; volatility and disruptions in capital and credit markets ; changes in regulation or oversight ; unfavorable developments concerning credit quality ; the effects of more stringent capital or liquidity requirements ; declines or other changes in the businesses or industries of customers of the Corporation’s and its subsidiaries ; operational difficulties, failure of technology infrastructure or information security incidents ; the implementation of the Company’s strategies and business initiatives ; changes in the financial markets, including fluctuations in interest rates ; competitive product and pricing pressures among financial institutions within the Corporation’s markets ; changes in customer behavior ; any future strategic acquisitions or divestitures ; management's ability to maintain and expand customer relationships ; management's ability to retain key officers and employees ; the impact of legal and regulatory proceedings or determinations ; the effectiveness of methods of reducing risk exposures ; the effects of terrorist activities and other hostilities ; the effects of catastrophic events including, but not limited to, severe weather events and storms ; changes in accounting standards . The Corporation cautions that the foregoing list of factors is not exclusive . For a discussion of factors that may cause actual results to differ from expectations, please refer to "Item 1 A . Risk Factors" of the Chemung Financial Corporation’s Annual Report on Form 10 - K for the year ended December 31 , 2016 , as updated by our filings on Form 10 - Q and other filings with the SEC . Forward - looking statements speak only as of the date they are made . The Corporation does not undertake to update forward - looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward - looking statements are made . For any forward - looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 . Safe Harbor Statement 6

413-415 E. Water Street
1834-1920



129 E. Water Street
1920-1971


CHEMUNG CANAL TRUST COMPANY

One Chemung Plaza
1971-Present

History

1833 –Chemung Canal Bank founded in Elmira, NY by act of NYS Legislature

1834 – First permanent headquarters opens at 413-415 E. Water Street in Elmira, NY

1895 – Granted a New York State bank charter

1902 – Merged with Elmira Trust Company

1903 – Name changed to Chemung Canal Trust Company

1920 – New headquarters opens at 129 E. Water Street in Elmira, NY

1951 – First branch office opens in Elmira, NY

1971 – Current headquarters opens at One Chemung Canal Plaza in Elmira, NY

1974 – Acquired Montour National Bank, Montour Falls, NY

1985 – Chemung Financial Corporation incorporated and 10th branch office opened, located in Corning, NY

1994 – Acquired three Columbia Banking branch offices in upstate NY

1995 – Acquired Owego National Bank, Owego, NY

2000 – Chemung Financial Corporation becomes financial holding company

2001 – CFS Group, Inc. established

2007 – Acquired trust assets of Partners Trust Bank, Binghamton, NY

2008 – Acquired assets of Cascio Financial Services, Elmira, NY

2008 – Acquired three M&T Bank branch offices located in Broome and Tioga counties, NY, total branches now exceeds 20

2009 – Acquired Canton Bancorp, Inc., Canton, PA with three branch offices

2011 – Acquired Fort Orange Financial Corp. (Capital Bank), Albany, NY with five branch offices

2013 – Acquired six Bank of America branch offices, increasing total branch locations to 34 and assets to $1.5 billion

2016 – Chemung Risk Management, Inc. established

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Our mission is to remain a strong and independent financial services organization creating value for shareholders, customers, employees and the communities where we do business, while maintaining the highest standards of business ethics. • Value for shareholders means delivering a competitive return on investment through stock appreciation and dividends • Value for customers means delivering superior customer service and competitive products and services • Value for employees means ensuring that Chemung Canal remains a great place to work, providing competitive compensation and benefits, and opportunities for career advancement and growth • Value for communities means continuing to be an integral part of the communities we serve, being responsive to the financial needs within these communities and being a good corporate citizen • Earnings growth is the fuel that drives value creation Mission 8

• Oldest locally - owned and managed community bank in NYS, dating to 1833 • NYS c hartered b ank and Member of the Federal Reserve • Listed on Nasdaq Stock Market, LLC • Assets of $1.7 billion and 372 employees • Operates through a single subsidiary bank, Chemung Canal Trust Company, with 33 branch offices spread over eleven counties in NYS and one county in PA. • 28 branch offices operate under the CCTC, covering the Finger Lakes Region and Southern Tier of NYS and the Northern Tier of PA. • Five branch offices operate under the Capital Bank name in the Capital Region of NYS. • Strong Chemung Canal Trust Company Board and Capital Bank A dvisory Board provides local market knowledge and business development opportunities. • Trust and wealth management division with $1.9 billion in assets under management or administration. • CFS Group Inc. provides mutual funds, securities and insurance brokerage services through LPL Financial. • Chemung Risk Management, Inc., the Corporation’s Nevada - based captive insurance company which insures against certain risks unique to the operations of the Corporation and its subsidiaries for which insurance may not be currently available or economically feasible in today’s insurance marketplace. About Chemung Financial Corporation 9

10 Corporate Hierarchy Chemung Risk Management, Inc. Bank Divisions

GROWTH Capital Region STABILITY Finger Lakes Region Markets Corning, NY Watkins Glen, NY Albany, NY Albany, NY 11

CCTC/Capital Market Share County 2017 Deposits 2016 Share Schuyler $110,412,000 54.33% Chemung $509,442,000 48.97% Tioga $120,148,000 26.69% Steuben $135,383,000 12.32% Cayuga $107,890,000 9.77% Bradford (PA) $59,160,000 5.28% Tompkins $101,340,000 5.04% Seneca $20,378,000 4.21% Broome $90,207,000 3.35% Cortland $19,035,000 2.77% Saratoga $61,616,000 1.37% Albany $193,922,000 0.98% Total $1,528,933,000 Source: SNL Financial, as of June 30, 2017 12

• Franchise built through acquisitions and organic growth • Three bank acquisitions since 1994 ($38 million to $255 million) • Three branch acquisitions involving twelve branch offices, ranging in deposits of $45 million to $178 million • Steady, stable organic growth in Finger Lakes Region • Higher growth potential in the Capital Region • Disciplined acquirer and well positioned to opportunistically acquire when strategic fit and pricing are right • NYS and contiguous states remain focus • Seeking appropriate wealth management, whole bank, and branch acquisition opportunities • Well capitalized, with a strong balance sheet • Focused on effective capital management • Community Banking Model • Believe and behave as a community bank • Recognized community leader within markets • Relationship focus • Strong Advisory Board created in the Capital Region • Strong credit culture • Robust enterprise wide risk management process • Disciplined underwriting • CRE loan strategy Core Strategies 13

CanalCare is a pledge from every one of us at Chemung Canal Trust Company to do everything within our power to make your business with us as helpful, friendly, prompt and courteous as possible. If it means meeting with you outside normal business hours or on a weekend, we’ll do it. CanalCare also means we’ll return your calls and answer your questions quickly. You’ll receive fast answers on loan applications, and knowledgeable help offered professionally with no “hard sell” approach. Since people like to do business with people they like, we’re committed to treating our clients and each other with the utmost courtesy and respect. We want to make your banking experience a pleasure instead of an errand . • Includes external and internal clients • Continuous client surveys • Starts when employees are first hired • Extensive training CanalCare / CapitalCare 14

• Whole Bank Acquisitions • 1974 – Montour National Bank, one branch office • 1995 – Owego National Financial Corporation, one branch office • 2009 – Canton Bancorp, Inc., three branch offices • 2011 – Fort Orange Financial Corporation (Capital Bank), five branch offices • Branch Acquisitions • 1994 – Columbia Banking FS&L, three branch offices • 2008 – M&T Bank, three branch offices • 2013 – Bank of America, six branch offices • Asset Acquisitions • 2007 – Partners Trust Bank, trust assets • 2008 – Cascio Financial Services, Elmira - based retail financial services firm History of Acquisitions Watkins Glen, NY 15

10/31/17 Stock Price $47.24 Price to Earnings 16.96x Price to Book 1.47x Price to Tangible Book 1.74x Opportunities • Loan / Deposit Ratio • Retail Transformation CHMG Return 16 Indexes • Russell 2000/3000

YTD Q3 2017 2016 Return on Assets 0.75% 0.60% Return on Equity 8.54% 7.02% Net Interest Margin 3.53% 3.37% Charge - off Ratio 0.14% 0.20% September 30 , 2017 December 31, 2016 Total Assets $1,732 $1,657 Assets Under Management or Admin. $1,890 $1,721 Nonperforming Loans/Total Loans 1.09% 1.00% Nonperforming Assets/Total Assets 0.82% 0.75% Financial Highlights (millions) 17

$1,248 $1,476 $1,525 $1,620 $1,657 $1,732 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Asset Growth Organic • Loans in Capital Region • Municipal Deposits Acquisitions • Bank of America Branches (2013) • Capital Bank (2011) Asset Growth 18 *CAGR: 12/31/12 to 12/31/16

• Total loans: $1.3B at September 30, 2017 • Increase: $292.9M since December 31, 2013 • Growing market share in the Capital Region • Greater opportunity due to ongoing economic development in the region • Low unemployment due to state government and growth of technology industries • Represents largest concentration of our commercial loan portfolio • #5 CRE lender in the Capital Region by volume in 2016 (Albany Business Review) • Assembled outstanding lending team 687.2 724.0 683.2 636.8 626.7 308.6 397.5 485.5 563.5 662.1 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Loans by Bank Division (Millions) Chemung Canal Trust Company Capital Bank CAGR*: 6.1% since 2013 14.5% 14.8% 16.5% 14.6% 14.6% 37.5% 40.4% 43.4% 47.5% 49.5% 19.7% 17.5% 16.8% 16.5% 15.3% 16.6% 16.5% 12.9% 11.7% 11.0% 11.7% 10.8% 10.4% 9.7% 9.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Portfolio Concentration (%) Comm. & Ag. Comm. Mort. Res. Mort. Indirect Cons. Other Cons. Capital Bank CAGR* 17.9% Five - Year Summary of Loan Growth 19 *CAGR: 12/31/12 to 12/31/16

15% 49% 15% 21% Portfolio Concentrations to Total Loans September 30, 2017 Commercial & Ag. Commercial RE Residential Mort. Consumer C&A CRE RRE CONS 12/31/2016 122% 392% 137% 177% 9/30/2017 128% 434% 134% 180% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% Portfolio Concentrations to Total Capital September 30, 2017 Effectively managing portfolio concentration by establishing specific criteria, such as: • % of portfolio for each category • % of capital deployed in each category • Increased use of participations to manage risk and capital Loan Concentrations 20 *CRE ratio was 351% and 380% as of December 31, 2016 and September 30, 2017, respectively, under Federal Reserve guidelines.

Commercial Loan Portfolio (9/30/2017) 21 NAICS Code / Descriptions Balances ($ thousands) Percentage Real Estate and Rental & Leasing 574,012 69.4% Manufacturing 35,040 4.2% Health Care & Social Assistance 44,179 5.3% Wholesale Trade 26,817 3.2% Construction 21,479 2.6% Accomodation & Food Service 30,977 3.7% Arts, Entertainment, & Recreation 17,093 2.1% Other 76,957 9.3% Total 826,554 100.0% Loan Types Non-Owner Occupied 291,458 35.3% Commercial & Industrial 167,899 20.3% Multi-Family 162,709 19.7% Owner Occupied 97,161 11.8% Construction 57,704 7.0% Agricultural & Farmland 2,955 0.4% Other 46,328 5.6% Total 826,554 100.0% 69.4% 4.2% 5.3% 3.2% 2.6% 3.7% 2.1% 9.3% NAICS Descriptions Real Estate and Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accomodation & Food Service Arts, Entertainment, & Recreation Other 35.3% 20.3% 19.7% 11.8% 7.0% 0.4% 5.6% Loan Types Non-Owner Occupied Commercial & Industrial Multi-Family Owner Occupied Construction Agricultural & Farmland Other

Asset Quality • Stable, high quality loan portfolio • Non - performing loans mainly driven by remaining loans acquired from Capital Bank in 2011 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 12/31/2013 12/31/2014 12/31/2015 12/31/2016 YTD 9/30/17 Provision (Thousands) Provision (YTD 9/30/17) Non-performing assets to total assets Non-performing loans to total loans 22 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Non - Performing Loans (Thousands) Capital Bank Acquired All other

Deposits 23 60.0% 57.4% 53.1% 52.8% 49.6% 25.6% 25.7% 24.7% 24.1% 25.0% 11.2% 10.7% 10.4% 9.1% 9.6% 3.2% 6.2% 11.8% 14.0% 15.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Customer (%) Consumer Commerical Public Brokered / ICS / CDARS 27.7% 28.6% 28.7% 28.7% 29.3% 9.1% 8.7% 9.3% 9.4% 10.2% 28.5% 30.7% 35.5% 37.7% 38.1% 15.4% 15.5% 14.6% 14.3% 14.2% 19.3% 16.5% 11.9% 9.9% 8.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Account Type (%) Non-Interest Bearing DDA Interest Bearing DDA Money Market Savings Time Deposits 926.5 969.1 1,054.6 1,108.0 1,167.6 171.4 150.2 164.7 141.8 156.1 168.3 160.6 181.0 206.5 213.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Division (Millions) CCTC (excl. BofA) CCTC (BofA) Capital Bank 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 YTD 9/30/17 Cost of Deposits Now Savings and Money Market Time Deposits

$2,276 $2,577 $2,451 $2,129 $2,707 $1,621 $2,745 $2,954 $2,979 $2,956 $3,654 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $10.0 million $9.4 million $9.6 million Net Income – Quarterly Trend (thousands) 24 2015 2016 2017

• Lower yield on loans due to slope of yield curve and competition for best credits • 20% of loan portfolio reprices less than every 90 days • 67% of commercial loan portfolio is variable and 26% is subject to repricing at least every 90 days • Increase in Prime/LIBOR has stabilized our yield and we are starting to see growth • Balance sheet growth and the improvement in our yield will allow us to continue growing net interest income Net Interest Margin 25 $46.631 $49.568 $50.642 $52.329 $42.207 $0.000 $10.000 $20.000 $30.000 $40.000 $50.000 $60.000 2013 2014 2015 2016 YTD 9/30/2017 Net Interest Income (Millions) 3.91 3.59 3.46 3.37 3.53 3.00 3.10 3.20 3.30 3.40 3.50 3.60 3.70 3.80 3.90 4.00 2013 2014 2015 2016 YTD 9/30/2017 Fully Taxable Equivalent NIM (%)

54.4% 64.8% 29.0% 5.8% 5.0% 30.5% 22.1% 57.6% 81.0% 75.8% 11.1% 11.2% 12.9% 12.8% 17.5% 4.0% 1.9% 0.5% 0.4% 1.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS & CMO States & Political Other Sec. 2.02% 2.22% 3.08 4.22 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Duration Yield Investment Portfolio Yield Duration Investment Portfolio 26

$15.0 million YTD 9/30/2017 Noninterest Income Components 27 2013 2014 2015 2016 YTD 9/30/2017 Other 2,771 9,538 2,826 3,173 1,571 CFS Group, Inc. Revenue 694 830 906 544 452 Interchange Income 2,562 3,360 3,307 4,027 2,809 Overdraft Fees 3,437 3,810 3,536 3,835 2,802 Service Charges on Deposits 1,269 1,471 1,350 1,254 876 Wealth Management Revenue 7,344 7,747 8,522 8,316 6,525 7,344 7,747 8,522 8,316 6,525 1,269 1,471 1,350 1,254 876 3,437 3,810 3,536 3,835 2,802 2,562 3,360 3,307 4,027 2,809 694 830 906 544 452 2,771 9,538 2,826 3,173 1,571 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Noninterest Income (Thousands) 44% 6% 18% 19% 3% 10% Wealth Management Revenue Service Charges on Deposits Overdraft Fees Interchange Income CFS Group, Inc. Revenue Other

40% 12% 8% 12% 5% 3% 2% 18% Salaries Net Occupancy Employee Benefits Data Processing Equipment Professional Services FDIC Insurance Other $40.7 million YTD 9/30/2017 Noninterest Expense Components 28 2013 2014 2015 2016 YTD 9/30/2017 Other 12,458 15,573 14,704 14,894 10,567 Legal Settlement - 4,250 - 1,200 850 M&A 1,387 115 - - - Data Processing 4,750 6,393 6,586 6,593 4,858 Net Occupancy 5,501 7,098 7,006 6,837 4,784 Employee Benefits 5,939 5,733 5,908 6,132 3,417 Salaries 19,365 21,315 21,223 20,954 16,177 19,365 21,315 21,223 20,954 16,177 5,939 5,733 5,908 6,132 3,417 5,501 7,098 7,006 6,837 4,784 4,750 6,393 6,586 6,593 4,858 1,387 115 - - - - 4,250 - 1,200 850 12,458 15,573 14,704 14,894 10,567 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 Noninterest Expense (Thousands)

• Goal is both cost containment and cost savings • Increase efficiency in banking operations (e.g., hub and spoke) • Identify internal best practices • Develop clear action plans to implement best practices across the organization • Cost savings recognized: • Reduction in headcount • Froze pension plan and post - retirement healthcare accruals as of 12/31/2016 • Stabilization of effective tax rate 62.00 64.00 66.00 68.00 70.00 72.00 74.00 76.00 78.00 80.00 2013 2014 2015 2016 YTD 9/30/2017 Efficiency Ratio (%) Expense Management and Control 29

• Continue to remain profitable and pay dividend • Board authorized share buyback, up to 121,000 • Performed well under rigorous stress test at 9/30/16 12/31/2013 12/31/2014 12/31/2015 12/31/2016 YTD 9/30/2017 EPS 1.87 1.74 2.00 2.11 2.00 Dividends / Share 1.04 1.04 1.04 1.04 0.78 Book Value / Share 29.67 28.44 28.96 30.07 32.11 Tangible Book Value / Share 23.63 22.71 23.53 24.89 27.09 $0 $5 $10 $15 $20 $25 $30 $35 $0 $1 $2 $3 Tangible and Book Value Earnings and Dividends per Share 8.08% 7.78% 7.83% 7.81% 8.18% 10.57% 10.59% 11.01% 10.93% 10.84% 12.10% 11.85% 12.26% 12.13% 12.08% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Chemung Financial Corporation - Capital Ratios (%) Tier 1 Leverage Tier 1 Capital / CET1 Total Capital Capital Management 30

• ERM is Board / Executive Management responsibility guided by our Risk Appetite Statement and Supported by our Risk Management Policy • Board approved Risk Governance framework • Continuous monitoring of eight major risk categories (i.e., credit, interest rate, operational, liquidity, compliance, strategy, reputation, market) as well as emerging risks • Quarterly ERM KPI reports to Board • ERM is quantitative incorporating hard indicators with defined risk tolerance triggers requiring immediate response • Risk Assessment in integral to corporate strategy alignment • Bank regulators have praised risk management processes Enterprise Risk Management 31

• Listed on Nasdaq Stock Market, LLC • $1.7B in assets • $223.2M market capitalization (9/30/17) • Diversified Revenue Stream – 26% Non - Interest Income • Low risk profile – Nonperforming Assets 0.82% of Total Assets • Dividend yield – 2.21% • Price to earnings – 17.61x • Price to tangible book – 1.74x Investment Considerations* * As of 9/30/2017 32

Shares Outstanding* 4.8 million Market Capitalization* $223.2 million Annual Dividend Per Share** $1.04 YTD Dividend Per Share* $0.78 Dividend Yield* 2.21% Average Daily Volume^ 7,516 Book Value Per Share* $32.11 Tangible Book Value Per Share* $27.09 Stock Price* $47.10 Price to Earnings* 17.61x Price to Tangible Book* 1.74x Return on Average Assets^^ 0.75% Return on Average Equity^^ 8.54% CHMG Stock at a Glance * as of 9/30/2017 ** as of 2016 ^ as of Q3 2017 ^^ YTD 2017 33

• Growth, through acquisitions and organic means • Actively looking for acquisition opportunities • Well positioned for margin improvement and higher earnings during an increasing interest rate environment • Stable low cost deposits • Growth engine in Capital Region • Engaged corporate board and advisory board • Strong capital base • Competitive dividend • Opportunities to improve efficiencies within the organization to improve earnings • Continue to take a proactive leadership role in the communities we serve Key Takeaways 34

CHEMUNG CANAL TRUST COMPANY

Anders M. Tomson
President & CEO
518.433.5803
atomson@chemungcanal.com

Louis C. DiFabio
EVP - Lending
607.735.2055
ldifabio@chemungcanal.com

Kimberly A. Hazelton
EVP - Retail
607.735.2021
khazelton@chemungcanal.com

Karl F. Krebs
EVP - Chief Financial Officer
607.737.3714
kkrebs@chemungcanal.com

Karen R. Makowski
EVP - Chief Risk Officer
607.737.3891
kmakowski@chemungcanal.com

Thomas W. Wirth
EVP - Wealth Management
607.737.3822
twirth@chemungcanal.com

Kathy McKillip - Investor Relations - 607.737.3746 - kmckillip@chemungcanal.com

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